UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 4, 2020

YUBO INTERNATIONAL BIOTECH LIMITED
(Exact Name of Registrant as Specified in its Charter)

New York	0-21320	11-3074326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 105, Building 5, 31 Xishiku Avenue,

Xicheng District, Beijing, China

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +86 (010) 6615-5141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

Name Change

After obtaining the approval of the Board of Directors and majority stockholder of Magna-Lab, Inc., a New York corporation (the “Company”), the Company filed a Certificate of Amendment to its Articles of Incorporation (the “Certificate of Amendment”) changing the name of the Company to “Yubo International Biotech Limited” under stock symbol “YBGJ” (the “Name Change”), with a delayed effective date of December 4, 2020. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference. The Name Change was effective December 4, 2020, pursuant to the Certificate of Amendment, upon completion of processing by the Financial Industry Regulatory Authority and in accordance with the SEC rules and regulations.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
3.1	Certificate of Amendment (1)

_________

(1)	Included as exhibit to our other definitive information statements on Form DEF 14C filed on November 12, 2020.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yubo International Biotech Limited, a New York corporation

Dated: December 4, 2020	By:	/s/ Lina Liu
Lina Liu, CFO

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